UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2015

Conexus Cattle Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-33714	98-0430746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

242 West Main Street, Hendersonville, Tennessee	37075
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 613-7164

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2015, Conexus Cattle Corp., a Nevada corporation (the “Company”), Bitcoin Direct LLC, a Nevada limited liability company (“Bitcoin”) and all of the members of Bitcoin, entered into a Securities Exchange Agreement, pursuant to which the Company acquired memberships interests representing 51% of Bitcoin in exchange for 500 shares of the Company’s Series H Preferred (as defined below), with an aggregate stated value equal to $500,000 (the “Exchange Agreement”). In accordance with the terms of the Exchange Agreement, the Company has provided a working capital facility to Bitcoin in an amount up to $300,000 to be utilized by Bitcoin as needed and to be repaid by Bitcoin from working capital generated from Bitcoin’s operations. In addition, the Exchange Agreement provides an option to the members of Bitcoin for a period of five years to repurchase from the Company 10% of the Bitcoin membership interests held by the Company for $250,000.

On the same date, the Company issued a Convertible Promissory Note (the “Note”) in favor of Mr. Conrad Huss (“Huss”), in the principal amount of $85,500 (the “Principal Amount”), in exchange for Huss’ agreement to forgive all deferred compensation and any and all unpaid expenses accrued and owed to Huss by the Company. The Note supersedes and replaces in full that certain Promissory Note issued to Huss by the Company, dated December 31, 2013, as amended. The Note shall mature on December 31, 2017 (the “Maturity Date”) and the Principal Amount shall be paid on the Maturity Date. In accordance with the terms of the Note, Huss shall be entitled to convert a portion or all of the Principal Amount due and outstanding under the Note into shares of the Company’s common stock at a price per share equal to $0.0025.

On May 13, 2015, the Company and Huss entered into a twelve month Employment Agreement whereby Huss will serve as President of the Company (the “President”). In accordance with the terms of the Employment Agreement, the President shall receive monthly compensation of $10,000 and the Company shall reimburse the President for all normal, usual and necessary expenses incurred in furtherance of the business affairs of the Company. Additionally, the Company issued to Mr. Huss 51 shares of Series F Preferred (as defined below) with certain voting rights in order for Mr. Huss to efficiently facilitate the corporate governance activities of the Company.

On May 13, 2015, the Company and Southridge Partners II LP (“SRPII” and together with the Company, the “Parties”) entered into an additional Exchange Agreement (the “SRPII Agreement”) whereby (i) the Parties cancelled that certain Consulting Agreement dated January 15, 2015 between the Parties, (ii) the Company issued to SRPII 242 shares of the Company’s Series G Preferred (as defined below) with an aggregate stated value of $242,000, as consideration for (i) the surrender and retirement of certain Convertible Promissory Notes held by SRPII in the aggregate principal amount of $242,000, and (ii) the Company granting SRPII an investment right to purchase additional shares of Series C Convertible Preferred Stock of the Company.

Additionally, on May 13, 2015, the Company and Adirondack Partners, LLC (“Adirondack”) entered into a Letter Agreement (the “Letter Agreement”) whereby the Company and Adirondack agreed to cancel that certain Consulting Agreement dated April 7, 2014 in exchange for the issuance by the Company to Adirondack of 140 shares of the Company’s Series E Preferred (as defined below). Pursuant to the Letter Agreement, Adirondack agreed to forgive any and all obligations and unpaid expenses accrued and owed to Adirondack by the Company under the Consulting Agreement.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”). The securities issued under the SRPII Agreement qualified for exemption under Section 3(a)(9) of the Securities Act. The securities issued under the other agreements disclosed above qualified for exemption under Section 4(a)(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(a)(2) due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act because such shareholders agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

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The foregoing description of the Securities Exchange Agreement, Note, Employment Agreement, SRPII Agreement and the Letter Agreement (the “Transaction Documents”) do not purport to be complete and are subject to, and qualified in its entirety by, the Transaction Documents, copies of which are filed with the Securities and Exchange Commission as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities

Item 1.01 and Item 5.02 are hereby incorporated by reference.

As disclosed above, the securities issued pursuant to the Transaction Documents were not registered under the Securities Act, but qualified for exemption under Section 3(a)(9) and Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, and manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Investor had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

Series D 8% Convertible Preferred Stock

On May 13, 2015, the board of directors (the “Board”) of the Company authorized a Certificate of Designations, Rights and Preferences designating 13,000 shares of a new series of preferred stock, par value $0.001 per share with a stated value of $1,000 per share, as Series D 8% Convertible Preferred Stock (the “Series D Preferred”). The Series D Preferred Certificate of Designation was filed as an amendment to the Company’s Articles of Incorporation with the State of Nevada on May 18, 2015.

Holders of outstanding shares of Series D Preferred shall be entitled to vote, on an as converted basis, but subject to a beneficial ownership limit of no greater than 9.99% of the common stock then outstanding (the “Beneficial Ownership Limitation”), on any matter that may from time to time be submitted to the Company’s shareholders for vote, either by written consent or by proxy. Holders of Series D Preferred shall be entitled to receive, when and as declared by the Board out of funds legally available therefor, and the Company shall accrue, quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, commencing on the issuance date, cumulative dividends on the Series D Preferred at the rate per share (as a percentage of the stated value per share) equal to eight percent (8%) per annum on the stated value, payable in cash or common stock at the option of the holder of the Series D Preferred.

Each share of Series D Preferred shall be convertible into shares of common stock of the Company, at the option of the holder, but subject to the Beneficial Ownership Limitation, at any time and from time to time after the issuance of the Series D Preferred by dividing the stated value of each share of Series D Preferred by a conversion ratio equal to $0.0025. The Series D Preferred ranks pari passu with all other designated preferred stock issued by the Company.

The summary of the rights, privileges and preferences of the Series D Preferred described above is qualified in its entirety by reference to the Series D Preferred Certificate of Designation filed as Exhibit 4.1 to this Current Report on Form 8-K.

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Series E Preferred Stock

On May 13, 2015, the Board authorized a Certificate of Designations, Rights and Preferences of Series E Preferred Stock, designating 440 shares of a new series of preferred stock, par value $0.001 per share with a stated value of $1,000 per share, as Series E Preferred Stock (the “Series E Preferred”). The Series E Preferred Certificate of Designation was filed as an amendment to the Company’s Articles of Incorporation with the State of Nevada on May 18, 2015.

Holders of outstanding shares of Series E Preferred shall not be entitled to vote on any matter that may from time to time be submitted to the Company’s shareholders for vote, either by written consent or by proxy. The Company shall have the right to redeem the outstanding shares of Series E Preferred from the holders at any time after the issuance date at a redemption price per share equal to its stated value, in cash. The Company shall provide written notice to holders of its intention to redeem such shares, and shall have five business days from the date of such written notice to pay such redemption price to the holder by check or wire transfer, at the option of the holder. The Series E Preferred ranks pari passu with all other designated preferred stock issued by the Company.

The summary of the rights, privileges and preferences of the Series E Preferred described above is qualified in its entirety by reference to the Series E Preferred Certificate of Designation filed as Exhibit 4.2 to this Current Report on Form 8-K.

Series F Preferred Stock

On May 13, 2015, the Board authorized a Certificate of Designations, Rights and Preferences of Series F Preferred Stock, designating Fifty One (51) shares of a new series of preferred stock, par value $0.001 per share with a stated value of $1.00 per share, as Series F Preferred Stock (the “Series F Preferred”). The Series F Preferred Certificate of Designation was filed as an amendment to the Company’s Articles of Incorporation with the State of Nevada on May 18, 2015.

Each one (1) share of the Series F Preferred shall have voting rights equal to (x) (i) 0.019607 multiplied by the aggregate total of (A) the issued and outstanding shares of common stock eligible to vote at the time of the respective vote, plus (B) the number of votes which all other series or classes of securities other than this Series F Preferred are entitled to cast together with the holders of common stock at the time of the relevant vote (the amount determined by this clause (i), the “Numerator”), divided by (ii) 0.49, minus (y) the Numerator. For purposes of illustration only, if the total issued and outstanding shares of common stock eligible to vote at the time of the respective vote is 5,000,000 the voting rights of one share of the Series F Preferred shall be equal to 102,036 ((0.019607 x 5,000,000) / 0.49) – (0.019607 x 5,000,000) = 102,036). With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series F Preferred shall vote together with the holders of common stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or bylaws. If the Company affects a stock split which either increases or decreases the number of shares of common stock outstanding and entitled to vote, the voting rights of the Series F Preferred shall not be subject to adjustment unless specifically authorized.

The Series F Preferred, with respect to rights on liquidation, dissolution and winding-up of the Company, rank junior to all of the other designated preferred stock of the Company, and on a parity with each other class or series of capital stock of the Company the terms of which do not expressly provide that such class or series shall rank senior or junior to the Series F Preferred.

The summary of the rights, privileges and preferences of the Series F Preferred described above is qualified in its entirety by reference to the Series F Preferred Certificate of Designation filed as Exhibit 4.3 to this Current Report on Form 8-K.

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Series G 8% Convertible Preferred Stock

On May 13, 2015, the Board authorized a Certificate of Designations, Rights and Preferences of Series G 8% Convertible Preferred Stock, designating 1,500 shares of a new series of preferred stock, par value $0.001 per share with a stated value of $1,000 per share, as Series G 8% Convertible Preferred Stock (the “Series G Preferred”). The Series G Preferred Certificate of Designation was filed as an amendment to the Company’s Articles of Incorporation with the State of Nevada on May 18, 2015.

Holders of outstanding shares of Series G Preferred shall be entitled to vote, on an as converted basis, but subject to the Beneficial Ownership Limitation, on any matter that may from time to time be submitted to the Company’s shareholders for vote, either by written consent or by proxy. Holders of Series G Preferred shall be entitled to receive, when and as declared by the Board out of funds legally available therefor, and the Company shall accrue, quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, commencing on the issuance date, cumulative dividends on the Series G Preferred at the rate per share (as a percentage of the stated value per share) equal to eight percent (8%) per annum on the stated value, payable in cash or common stock at the option of the holder.

Each share of Series G Preferred shall be convertible into shares of common stock, at the option of the holder, but subject to the Beneficial Ownership Limitation, at any time and from time to time after the issuance of the Series G Preferred by dividing the stated value of such share of Series G Preferred by a conversion ratio equal to $0.0025. The Series G Preferred ranks pari passu with all other designated preferred stock issued by the Company.

The summary of the rights, privileges and preferences of the Series G Preferred described above is qualified in its entirety by reference to the Series G Preferred Certificate of Designation filed as Exhibit 4.4 to this Current Report on Form 8-K.

Series H 8% Convertible Preferred Stock

On May 13, 2015, the Board authorized a Certificate of Designations, Rights and Preferences of Series H 8% Convertible Preferred Stock, designating 500 shares of a new series of preferred stock, par value $0.001 per share with a stated value of $1,000 per share, as Series H 8% Convertible Preferred Stock (the “Series H Preferred”). The Series H Preferred Certificate of Designation was filed as an amendment to the Company’s Articles of Incorporation with the State of Nevada on May18, 2015.

Holders of outstanding shares of Series H Preferred shall be entitled to vote, on an as converted basis, but subject to the Beneficial Ownership Limitation, on any matter that may from time to time be submitted to the Company’s shareholders for vote, either by written consent or by proxy. Holders of Series H Preferred shall be entitled to receive, when and as declared by the Board out of funds legally available therefor, and the Company shall accrue, quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, commencing on the issuance date, cumulative dividends on the Series H Preferred at the rate per share (as a percentage of the stated value per share) equal to eight percent (8%) per annum on the stated value, payable in cash or common stock at the option of the holder.

Each share of Series H Preferred shall be convertible into shares of common stock, at the option of the holder, but subject to the Beneficial Ownership Limitation, at any time and from time to time after the issuance of the Series H Preferred by dividing the stated value of each share of Series H Preferred by a conversion ratio equal to $0.0025. The Series H Preferred ranks pari passu with all other designated preferred stock issued by the Company.

The summary of the rights, privileges and preferences of the Series H Preferred described above is qualified in its entirety by reference to the Series H Preferred Certificate of Designation filed as Exhibit 4.5 to this Current Report on Form 8-K.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers;Compensatory Arrangements of Certain Officers.

On May 10, 2015, the Company was informed that, effective May 13, 2015, Mr. Stephen Price, Chief Executive Officer and Director of the Company and Mr. Gerard Daignault, Chief Financial Officer and Director of the Company shall resign from their respective positions, and all other positions to which they may have been assigned, regardless of whether they served in such capacity (the “Resignations”). The Resignations are not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with the Resignations, the Company issued 7,500 shares of Series D Preferred to each of Mr. Price and Mr. Daignault, in exchange for the surrender and retirement of the 7,500 shares of Series B Preferred Stock held by both Mr. Price and Mr. Daignault. In addition, the Company issued 150 shares of Series E Preferred to each of Mr. Price and Mr. Daignault in return for the cancellation of all deferred compensation and forgiveness of any and all unpaid expenses accrued and owing to each of Mr. Price and Mr. Daignault by the Company.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities qualified for exemption under Section 4(a)(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(a)(2) due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act because such shareholders agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 1.01 and Item 3.03 is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

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(d) Exhibit No. Description:

EXHIBIT	DESCRIPTION
4.1	Form of Certificate of Designations, Right and Preferences of Series D 8% Convertible Preferred Stock

4.2	Form of Certificate of Designations, Right and Preferences of Series E Preferred Stock

4.3	Form of Certificate of Designations, Right and Preferences of Series F Preferred Stock

4.4	Form of Certificate of Designations, Right and Preferences of Series G 8% Convertible Preferred Stock

4.5	Form of Certificate of Designations, Right and Preferences of Series H 8% Convertible Preferred Stock

10.1	Form of Exchange Agreement by and among Conexus Cattle Corp., Bitcoin Direct LLC, and the Members of Bitcoin Direct LLC, dated May 13, 2015

10.2	Form of Convertible Promissory Note issued by Conexus Cattle Corp. in favor of Mr. Conrad Huss, dated May 13, 2015

10.3	Form of Employment Agreement by and between Conexus Cattle Corp. and Mr. Conrad Huss, dated May 13, 2015

10.4	Form of Exchange Agreement by and between Conexus Cattle Corp., and South Ridge Partners II LP, dated May 13, 2015

10.5	Form of Letter Agreement by and between Conexus Cattle Corp. and Adirondack Partners LLC, dated May 13, 2015

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexus Cattle Corp.

May 19, 2015	By:	/s/ Conrad Huss
Conexus Cattle Corp.
President

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